CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of New York Health Care, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2005 (the "Report"), I, Dennis M. O'Donnell, as Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ Dennis M. O'Donnell
                                                --------------------------------
                                                Dennis M. O'Donnell
                                                Chief Executive Officer
                                                (Principal Executive Officer,
                                                Principal Financial Officer and
                                                Principal Accounting Officer)

Dated: November 18, 2005